UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02201

                                    Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                              New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

INSIGHT SELECT INCOME FUND SHAREHOLDER LETTER

April 24, 2017

DEAR SHAREHOLDERS:

On November 8th, 2016 Donald Trump was elected President, suggesting significant changes to global trade arrangements, tax policies and industrial policy over the next four years. Many appointments to President Trump’s cabinet came from the business community and are likely to support tax cuts, which appears to have boosted investor confidence. With domestic economic data robust, the Federal Open Market Committee (FOMC) was able to raise the Federal Funds target rate 25bp to a range of 0.50% to 0.75% without causing much alarm in markets unlike previous hikes. In Europe the focus has been on elections in France, the Netherlands, and Germany as well as the Brexit negotiations. The outlook for emerging markets is likely to be heavily influenced by potential Trump policies as well as their implications for the US dollar.

The credit sectors within the fixed income market finished 2016 with positive momentum. The performance turnaround from the beginning of the year was supported by accommodative global central bank policy, rebounding commodity markets and improving economic data. After all, both the European Central Bank and the Bank of England introduced corporate bond purchase programs as part of their mandates that benefited corporate credit risk assets. The result of the US election fueled further risk premium compression on optimism for growth-oriented fiscal policy in 2017. The net result for US investment grade and below investment grade corporate securities was outperformance versus US Treasuries of 4.9% and 15.7% respectively, during 2016. The worst performing sector of significance within fixed income proved to be agency mortgage-backed securities as this sector remains prone to interest rate volatility

At the beginning of this calendar year we laid out our expectation for US GDP growth of 2.4%, supported by continued strength in consumption and improvement in business investment. We also considered the potential for fiscal stimulus in the form of tax cuts and infrastructure spending, though we expect most of the benefit to be felt in 2018. Based on this central economic view, but facing valuations that largely reflect this scenario, we are positioned with an overweight to the credit sectors and a modest underweight to headline duration, as we believe the economy is strong enough to allow the Federal Reserve (Fed) to raise interest rates two more times this year. Our overweight to the credit sectors was predicated on the expectation that default rates in 2017 are likely to be benign. Indeed earnings growth is anticipated to be 10% to 12% this year and from a bottom-up perspective, we don’t see major systemic risks to our expectation for default rates. As the first quarter came to an end we continue to believe that this thesis remains on track.

In March, the FOMC increased the Federal Funds target rate range by another 25bp to 0.75% to 1.00%, reflecting the ongoing strength of the US economy and also the members’ increased confidence in its ability to withstand external shocks. US growth momentum strengthened in the second half of 2016 on the back of private consumption and we anticipate that the economy can maintain this pace with improved investment spending into 2017. Policy support from the Trump administration could provide an additional growth driver, but we have seen limited policy progress to date.

Elsewhere, GDP growth rates in Europe, the UK and China are likely to moderate somewhat after a strong result in 2016. The Dutch elections produced a victory for the moderate incumbents and presidential candidate Emmanuel Macron is positioned as the front runner in France. We believe the ECB will remain accommodative and look past increases in headline inflation where possible, particularly as oil prices have recently moderated. In the United Kingdom, Brexit negotiations for leaving the block are also set to formally start by April 30 as Article 50 has been triggered. Improvements in Asian trade have been supported by a return to investment-led growth by China, as it has tilted fiscal spending again towards infrastructure and property developments in lower-tier cities.

US Treasury yields rose over the past six months with the 10-year US Treasury rising to 2.38% from 1.59% on 9/30/2016. Much of this rise was in the immediate aftermath of the Presidential election with rates largely moving sideways in Q1 2017. Non-treasury fixed income sectors performed well during the last six months. Investment grade corporates added 224bp of excess returns versus treasury securities. The high yield and asset-backed Bloomberg-Barclays sectors added 626bp and 25bp of excess returns respectively. The prospects for higher rates and potential normalization of the Federal Reserve’s balance sheet have weighed on the agency mortgage-backed sector, which gave up 56bp over the period.

As of March 31, 2017, the Fund had a net asset value (NAV) of $20.75 per share. This represents a 0.95% decrease from the $20.95 per share on September 30, 2016. On March 31, 2017, the Fund’s closing price on the New York Stock Exchange was $19.16 per share, representing a 7.7% discount to NAV per share, compared with a 3.3% discount as of September 30, 2016. The market trading discount was at 7.32% as of market close on April 24, 2017.

One of the primary objectives of the Fund is to maintain a high level of income. On March 8, 2017, the Board of Trustees declared a dividend payment of $0.20 per share payable on May 9, 2017 to shareholders of record on April 5, 2017. On an annualized basis, including the pending dividend, the Fund has paid a total of $0.85 per share in dividends, representing a 4.42% dividend yield based on the market price on April 24, 2017 of $19.24 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 3/31/17	1 Year to 3/31/17	3 Years to 3/31/17	5 Years to 3/31/17	10 Years to 3/31/17
Insight Select Income Fund	0.08%	7.48%	4.55%	5.73%	6.51%
Barclays U.S. Credit Index[2]	-1.71%	2.96%	3.52%	3.70%	5.29%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: Barclays as of March 31, 2017. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 10-year historical periods (shown above) reflects the 4.79% dilution of NAV resulting from a rights offering in the third quarter of 2009. After adjusting for the impact of the rights offering, we estimate the 10-year annualized return to be 7.02%. The returns noted in the table above are actual returns as calculated by the fund administrator, BNY Mellon, and do not adjust for the dilution from the rights offering.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally do not expect to have material exposure to low yielding US Treasuries, and will maintain material exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of March 31, 2017:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)1

1    For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investor Services Corp., may be reached at 1-212-527-1800.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time. Past performance information is not indicative of, and should not be construed as any prediction of, future performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

Insight Select Income Fund

We have audited the accompanying statement of assets and liabilities of Insight Select Income Fund (formerly Cutwater Select Income Fund), including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insight Select Income Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 11, 2017

SCHEDULE OF INVESTMENTS March 31, 2017

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (83.27%)
AUTOMOTIVE (0.93%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Baa2/BBB	$1,000	$1,392,797
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa2/BBB	500	676,589

			2,069,386

CHEMICALS (1.97%)
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	566,805
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	435,538
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	A3/A-	500	527,346
Solvay Finance America LLC, Co. Gty., 3.40%, 12/03/20, 144A(b)	Baa2/BBB-	312	321,004
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,532,800

			4,383,493

DIVERSIFIED FINANCIAL SERVICES (17.09%)
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa1/BBB+	190	208,381
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa1/BBB+	500	558,306
Bank of America Corp., Sub. Notes, 4.45%, 03/03/26	Baa3/BBB	1,764	1,809,063
CDP Financial, Inc., Co. Gty., 4.40%, 11/25/19, 144A	Aaa/AAA	400	424,663
Citigroup Inc., Sr. Unsec. Notes, 3.887%, 01/10/28(b),(c)	Baa1/BBB+	1,100	1,104,903
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa1/BBB+	70	102,737
Citigroup, Inc., Sub. Notes, 4.60%, 03/09/26	Baa3/BBB	2,000	2,053,844
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB	926	991,629
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	229,738
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/A-	3,000	3,516,132
GE Capital International Funding, Co. Gty., 4.418%, 11/15/35	A1/AA-	588	620,901
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA-	287	407,545
General Electric Co., Jr. Sub. Notes, 5.00%, 01/21/21(b),(c),(d)	A3/A	4,320	4,557,600
Goldman Sachs Group, Inc., Sr. Unsec. Notes, 3.50%, 11/16/26(b)	A3/BBB+	1,040	1,016,722
Goldman Sachs Group, Inc., Sr. Unsec. Notes, 2.789%, 10/28/27(b),(c)	A3/BBB+	550	566,058
HSBC Capital Funding LP, Co. Gty., 10.176%, 06/30/30, 144A(b),(c),(d)	Baa1/BBB-	2,180	3,331,040
ING Bank NV, Sub. Notes, 4.125%, 11/21/23(b),(c)	Baa2/BBB+	2,500	2,549,750
Intesa Sanpaolo SpA, Co. Gty., 3.875%, 01/15/19	Baa1/BBB-	1,100	1,126,092
Intesa Sanpaolo SpA, Sub. Notes, 5.71%, 01/15/26, 144A	Ba1/BB	1,250	1,211,369
JPMorgan Chase & Co., Jr. Sub., 7.90%, 04/30/18(b),(c),(d)	Baa3/BBB-	2,000	2,072,500
Lincoln Finance, Ltd., Sr. Sec. Notes, 7.375%, 04/15/21, 144A(b)	B1/BB+	225	238,500
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	A3/BBB+	300	305,745
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/26(b)	Baa3/BBB	1,294	1,287,049
Nationwide Building Society, Sr. Unsec. Notes, 2.45%, 07/27/21, 144A	Aa3/A	1,193	1,178,957
PNC Financial Services Group, Inc., Jr. Sub., 5.00%, 11/01/26(b),(c),(d)	Baa2/BBB-	1,587	1,579,065
Royal Bank of Scotland Group PLC, Jr. Sub., 7.64%, 09/30/17(b),(c),(d)	B1/B+	700	652,750
Synchrony Financial, Sr. Unsec. Notes, 2.60%, 01/15/19(b)	NA/BBB-	936	943,310
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB+	2,000	2,312,400
Westpac Banking Corp., Sub. Notes, 4.322%, 11/23/31(b),(c)	A3/BBB+	1,015	1,025,666

			37,982,415

ENERGY (14.03%)
Antero Resources Corp., Co. Gty., 5.625%, 06/01/23(b)	Ba3/BB	566	578,735
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72(b),(c)	WR/BBB+	3,250	3,335,114
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	Baa2/A-	850	1,066,275
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(b)	B3/B+	2,180	2,207,250
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,092,830
Columbia Pipeline Group, Inc., Co. Gty., 4.50%, 06/01/25(b)	Baa2/A-	395	413,838
Concho Resources Inc., Co. Gty., 4.375%, 01/15/25(b)	Ba2/BB+	743	747,644
El Paso LLC, Sr. Sec. Notes, 8.05%, 10/15/30	Baa3/BBB-	1,000	1,210,615
Enbridge Inc., Sr. Unsec. Notes, 4.25%, 12/01/26(b)	Baa2/BBB+	746	761,535

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
Enbridge Inc., Sr. Unsec. Notes, 5.50%, 12/01/46(b)	Baa2/BBB+	$1,496	$1,590,537
Enbridge Inc., Sub. Notes, 6.00%, 01/15/77(b),(c)	Ba1/BBB-	750	758,437
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(c)	Baa2/BBB-	1,000	1,035,900
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	80	94,050
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(b)	NA/BB	1,000	1,077,890
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45(b)	Baa3/BBB-	1,755	1,793,168
Marathon Petroleum Corp., Sr. Unsec. Notes, 4.75%, 09/15/44(b)	Baa2/BBB	1,266	1,144,959
McDermott International Inc., Sec. Notes, 8.00%, 05/01/21, 144A(b)	B2/BB	1,050	1,071,000
MPLX LP, Sr. Unsec. Notes, 5.20%, 03/01/47(b)	Baa3/BBB-	641	645,017
Petrobras Global Finance BV, Co. Gty., 7.375%, 01/17/27	B2/BB-	400	422,880
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa3/BBB+	250	275,800
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa3/BBB+	750	804,750
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21(b)	Baa3/BBB-	2,180	2,252,306
Sabine Pass Liquefaction LLC, Sr. Sec. Notes, 4.20%, 03/15/28, 144A(b)	Ba1/BBB-	1,009	996,703
Sunoco LP/Sunoco Finance Corp., Co. Gty., 6.25%, 04/15/21(b)	B1/B+	850	867,000
Tesoro Corp., Co. Gty., 4.75%, 12/15/23, 144A(b)	Ba2/BB+	291	300,338
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Co. Gty., 5.25%, 01/15/25(b)	Ba3/BB+	70	73,150
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,332,805
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	783,747
Williams Partners LP, Sr. Unsec. Notes, 4.30%, 03/04/24(b)	Baa3/BBB	1,670	1,718,370
Williams Partners LP, Sr. Unsec. Notes, 4.00%, 09/15/25(b)	Baa3/BBB	730	733,075

			31,185,718

FOOD AND BEVERAGE (2.62%)
Anheuser-Busch InBev Finance, Inc., Co. Gty., 3.70%, 02/01/24	A3/A-	795	821,177
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.70%, 02/01/36(b)	A3/A-	645	682,384
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.90%, 02/01/46(b)	A3/A-	756	817,027
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A3/A-	325	357,551
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A3/A-	27	41,036
Kraft Heinz Foods, Co. Gty., 5.20%, 07/15/45(b)	Baa3/BBB-	260	271,376
Mondelez International Holdings Netherlands BV, Co. Gty., 2.00%, 10/28/21, 144A(b)	A3/BBB	1,891	1,819,526
Smithfield Foods Inc., Co. Gty., 4.25%, 02/01/27, 144A(b)	Ba2/BBB-	999	1,010,748

			5,820,825

GAMING, LODGING & LEISURE (0.97%)
Wyndham Worldwide Corp., Sr. Unsec. Notes, 4.50%, 04/01/27(b)	Baa3e/BBB-	2,140	2,155,879

HEALTHCARE (0.91%)
Actavis Funding SCS, Co. Gty., 4.75%, 03/15/45(b)	Baa3/BBB	180	180,771
MEDNAX, Inc., Co. Gty., 5.25%, 12/01/23, 144A(b)	Ba2/BBB-	250	255,000
Teva Pharmaceutical Finance Netherlands III BV, Co. Gty., 3.15%, 10/01/26	Baa2/BBB	391	360,312
Teva Pharmaceutical Finance Netherlands III BV, Co. Gty., 4.10%, 10/01/46	Baa2/BBB	188	161,942
Zoetis Inc., Sr. Unsec. Notes, 4.70%, 02/01/43(b)	Baa2/BBB	1,050	1,069,921

			2,027,946

INDUSTRIAL (3.88%)
Heathrow Funding, Ltd., Sr. Sec. Notes, 4.875%, 07/15/23, 144A	NA/A-	200	213,612
Newell Brands, Inc., Sr. Unsec. Notes, 4.20%, 04/01/26(b)	Baa3/BBB-	593	617,161
Newell Brands, Inc., Sr. Unsec. Notes, 5.50%, 04/01/46(b)	Baa3/BBB-	1,379	1,565,046
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	673,154
Penske Truck Leasing Co. LP/ PTL Finance Corp., Sr. Unsec. Notes, 3.40%, 11/15/26, 144A(b)	Baa2/BBB	785	754,617
Reynolds American, Inc., Co. Gty., 4.45%, 06/12/25(b)	Baa3/BBB	1,000	1,052,608
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa2/BBB	400	392,021
United Technologies Corp., Sr. Unsec. Notes, 3.75%, 11/01/46(b)	A3/A-	700	657,208
United Technologies Corp., Sr. Unsec. Notes, 1.50%, 11/01/19	A3/A-	757	751,771
Vale Overseas, Co. Gty., 5.875%, 06/10/21	Ba2/BBB-	1,300	1,393,106
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa3/BBB	500	552,090

			8,622,394

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INSURANCE (8.28%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/BBB+	$1,800	$2,208,155
Allstate Corp., Jr. Sub. Notes, 6.50%, 05/15/67(b),(c)	Baa1/BBB	2,200	2,508,000
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68(b),(c)	Baa2/BBB-	2,500	3,250,000
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	148,258
Liberty Mutual Group, Inc., Co. Gty., 4.036%, 03/07/67, 144A(b),(c)	Baa3/BB+	1,530	1,453,500
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB+	1,000	1,530,000
Liberty Mutual Group, Inc., Sr. Unsec. Notes, 7.00%, 03/15/34, 144A	Baa2/BBB	250	307,409
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.90%, 04/01/77, 144A	A1e/AA-	980	984,382
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	151	245,176
MetLife Inc., Jr. Sub. Notes, 9.25%, 04/08/68, 144A(b)	Baa2/BBB	500	690,625
MetLife Inc., Jr. Sub. Notes, 10.75%, 08/01/69(b)	Baa2/BBB	1,000	1,545,000
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	344,535
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	139,243
Prudential Financial, Inc., Jr. Sub. Notes, 5.20%, 03/15/44(b),(c)	Baa2/BBB+	2,500	2,566,875
Travelers Cos., Inc., Jr. Sub. Notes, 3.346%, 03/15/67(b),(c)	A3/NR	500	480,000

			18,401,158

MEDIA (9.18%)
21st Century Fox America, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,820,665
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,658,100
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,705,098
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	612,479
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	173,163
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,381,574
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	1,020,000
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/BBB-	100	101,060
Numericable Group SA, Sr. Sec. Notes, 6.25%, 05/15/24, 144A(b)	B1/B+	1,780	1,791,125
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Ba1/BBB-	1,360	1,814,677
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	3,848,904
VTR Finance BV, 6.875%, 01/15/24, 144A(b)	B1/B+	2,375	2,470,000

			20,396,845

MINING (1.82%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Ba1/BB+	500	561,200
BHP Billiton Finance USA, Ltd. Co. Gty., 6.75%, 10/19/75, 144A(b),(c)	Baa2/BBB+	972	1,099,332
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	34	38,788
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(b)	B1/BB	1,000	1,007,500
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(b)	B1/BB	1,415	1,330,100

			4,036,920

PAPER (1.67%)
Smurfit Kappa Treasury Funding, Ltd., Sr. Sec. Notes, 7.50%, 11/20/25	Ba1/BB+	2,000	2,360,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Baa2/BBB	1,000	1,353,575

			3,713,575

REAL ESTATE INVESTMENT TRUST (REIT) (0.75%)
Duke Realty LP, Co. Gty., 6.50%, 01/15/18	Baa1/BBB+	466	483,029
Goodman Funding Property, Ltd., Co. Gty., 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,178,370

			1,661,399

RETAIL & RESTAURANT (0.07%)
McDonald’s Corp., Sr. Unsec. Notes, 3.70%, 01/30/26(b)	Baa1/BBB+	146	149,329

TECHNOLOGY (0.26%)
Microsoft Corp., Sr. Unsec. Notes, 4.50%, 02/06/57(b)	Aaa/AAA	566	582,689

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
TELECOMMUNICATIONS (7.26%)
Altice Financing SA, Sr. Sec. Notes, 6.625%, 02/15/23, 144A(b)	B1/BB-	$200	$208,200
AT&T Inc., Sr. Unsec. Notes, 4.50%, 05/15/35(b)	Baa1/BBB+	1,750	1,652,047
AT&T Inc., Sr. Unsec. Notes, 4.75%, 05/15/46(b)	Baa1/BBB+	425	396,562
Bharti Airtel International, Sr. Unsec. Notes, 5.35%, 05/20/24, 144A	Baa3/BBB-	2,225	2,355,010
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Ba1/BBB-	1,000	1,139,178
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,915,300
Digicel, Ltd., Sr. Unsec. Notes, 6.00%, 04/15/21, 144A(b)	B1/NA	500	454,375
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	B1/B+	500	530,000
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	B1/B+	500	430,000
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(b)	Ba1/BBB-	928	924,065
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(b)	Ba1/BBB-	500	496,082
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B3/B	1,500	1,584,375
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B3/B	1,000	1,202,500
Verizon Communications Inc., Sr. Unsec. Notes, 4.812%, 03/15/39, 144A	Baa1/BBB+	1,898	1,848,610

			16,136,304

TRANSPORTATION (4.89%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 01/15/22, 144A	NA/BBB-	1,862	1,925,258
American Airlines, Pass Through Certs., Series 2017-1, Class AA, 3.65%, 08/15/30	Aa3/NA	1,102	1,106,463
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(c)	Baa2/A-	250	287,500
British Airways, Pass Through Certs., Series 2013-1, Class B, 5.625%, 12/20/21, 144A	A3/BBB	1,028	1,068,974
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BBB	23	23,535
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa1/A-	449	491,935
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa1/BBB-	590	629,674
Delta Air Lines, Pass Through Certs, Series 1993, Class A2, 10.50%, 04/30/16(b),(e)	WR/NR	331	31,586
ERAC USA Finance LLC, Co. Gty., 3.80%, 11/01/25, 144A(b)	Baa1/BBB+	415	416,188
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,895,836
Federal Express Corp., Pass Through Certs., Series 1996, Class B2, 7.84%, 01/30/18(b)	Baa1/BBB	265	276,367
Hertz Corp., Co. Gty. , 5.50%, 10/15/24, 144A(b)	B2/B	1,250	1,085,937
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec.Notes, 3.375%, 02/01/22, 144A(b)	Baa2/BBB	1,200	1,217,630
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 02/15/23	NA/BBB-	386	402,074

			10,858,957

UTILITIES (6.69%)
Black Hills Corp., Sr. Unsec. Notes, 3.95%, 01/15/26(b)	Baa2/BBB	1,082	1,106,062
Consumers Energy Co., 3.25%, 08/15/46(b)	A1/A	622	554,247
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,116,523
Electricite de France SA, Sub. Notes, 5.25%, 01/29/23, 144A(b),(c),(d)	Baa3/BB	2,000	1,970,000
Exelon Corp., Sr. Unsec. Notes, 3.40%, 04/15/26(b)	Baa2/BBB-	505	496,681
Great Plains Energy Inc., Sr. Unsec. Notes, 3.90%, 04/01/27(b)	Baa3/BBB	1,369	1,382,327
Great Plains Energy Inc., Sr. Unsec. Notes, 4.85%, 04/01/47(b)	Baa3/BBB	182	186,581
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,061,122
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	656,344
NextEra Energy Capital Holding, Inc., Co. Gty., Series D, 7.30%, 09/01/67(b),(c)	Baa2/BBB	1,250	1,259,375
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/A-	1,000	1,113,630
Southern Co. Gas Capital Corp. Co. Gty., 5.875%, 03/15/41(b)	Baa1/A-	992	1,161,118
Southern Co. Gas Capital Corp. Co. Gty., 3.95%, 10/01/46(b)	Baa1/A-	539	489,100
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB+	80	87,178
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A(b)	Baa1/BBB	750	766,077
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	475,300

			14,881,665

TOTAL CORPORATE DEBT SECURITIES (Cost of $169,213,521)			185,066,897

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ASSET BACKED SECURITIES (3.26%)
AVIS Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21, 144A(b)	Aaa/NA	$1,605	$1,606,628
Carlyle Global Market Strategies, Series 2014-3A, Class B, 3.187%, 07/27/26, 144A(b),(c)	A1/NA	2,500	2,504,685
CPS Auto Receivables Trust, Series 2015-C, Class B, 2.55%, 02/18/20, 144A(b)	NA/AA	935	936,756
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 1.252%, 05/25/36, 144A(b),(c)	Aa3/A+	1	1,041
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A21, 3.484%, 10/25/45, 144A(b)	NA/BBB+	1,234	1,234,911
Drive Auto Receivables Trust, Series 2016-CA, Class B, 2.37%, 11/16/20, 144A(b)	Aa1/AA	676	677,973
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(b),(f)	Ca/AA	39	35,843
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(b),(f)	C/CCC	146	85,551
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	150	157,098

TOTAL ASSET BACKED SECURITIES (Cost of $7,284,504)			7,240,486

COMMERCIAL MORTGAGE-BACKED SECURITIES (4.56%)
CGGS Commercial Mortgage Trust, Series 2016-RNDA, Class DFX, 4.387%, 02/10/33, 144A	Baa2/NA	637	647,195
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class D, 3.518%, 05/10/35, 144A(c)	Baa1/NA	2,000	1,967,785
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class C, 4.289%, 12/10/26(b),(c)	NR/NA	367	370,156
FREMF Mortgage Trust, Series 2015-K44, Class B, 3.685%, 01/25/48, 144A(b),(c)	NA/NA	535	527,892
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.591%, 04/25/48, 144A(b),(c)	NA/NA	1,270	1,234,171
LMREC Inc., Series 2016-CRE2, Class A, 2.477%, 11/24/31, 144A(b),(c)	Aaa/NA	689	687,470
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.29%, 10/15/30, 144A(c)	NA/A	2,710	2,707,499
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.949%, 08/12/45, 144A(b),(c)	Baa2/NA	210	210,069
Spirit Master Funding LLC, Series 2014-2A, Class A, 5.76%, 03/20/42, 144A(b)	NA/A+	1,572	1,646,403
TAL Advantage LLC, Series 2014-2A, Class A1, 1.70%, 05/20/39, 144A(b)	NA/A	138	137,156

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $10,050,021)			10,135,796

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.28%)
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	127	143,542
FHLMC Pool # G00182, 9.00%, 09/01/22(g)	Aaa/AA+	—	212
FNMA Pool # 55192, 10.50%, 09/01/17(g)	Aaa/AA+	—	143
FNMA Pool # 58991, 11.00%, 02/01/18(g)	Aaa/AA+	—	278
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	255	283,872
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	159	177,938
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	5	5,515
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	9	9,211
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	7	7,881
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	4	4,882

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $523,187)			633,474

MUNICIPAL BONDS (1.16%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	196,448
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	176,894
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa3/AA-	1,500	2,196,645

TOTAL MUNICIPAL BONDS (Cost of $1,856,894)			2,569,987

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
U.S. TREASURY SECURITIES (1.10%)
U.S. Treasury Inflation Indexed Bonds, 1.00%, 02/15/46	Aaa/AA+	$555	$563,928
U.S. Treasury Note, 2.375%, 08/15/24	Aaa/AA+	570	574,565
U.S. Treasury Note, 2.875%, 11/15/46	Aaa/AA+	1,350	1,309,869

TOTAL U.S. TREASURY SECURITIES (Cost of $2,425,537)			2,448,362

		Shares
PREFERRED STOCK (1.18%)
CoBank ACB, Series F, 6.250%(b),(c)		20,000	2,105,000
US BANCORP, Series A, 3.500%		615	528,900

TOTAL PREFERRED STOCK (Cost of $2,521,650)			2,633,900

TOTAL INVESTMENTS (94.81%)
(Cost $193,875,314)			210,728,902

OTHER ASSETS AND LIABILITIES (5.19%)			11,528,943

NET ASSETS (100.00%)			$222,257,845

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2017 and may have changed subsequently.
(b)	This security is callable.
(c)	Variable rate security. Rate disclosed is as of March 31, 2017.
(d)	Security is perpetual. Date shown is next call date.
(e)	Investment was in default as of March 31, 2017.
(f)	Multi-Step Coupon. Rate disclosed is as of March 31, 2017.
(g)	Principal amount less than $1,000.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2017, these securities amounted to $68,565,550 or 30.85% of net assets.

Legend

Certs. - Certificates

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Jr. - Junior

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

NA - Not Available

NR - Not Rated

REIT - Real Estate Investment Trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

WR - Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017

Assets:
Investment in securities, at value (amortized cost $193,875,314) (Note 1)	$210,728,902
Cash	8,504,662
Receivables for investments sold	969,776
Interest receivable	2,835,180
Dividend receivable	36,631
Prepaid expenses	3,298

TOTAL ASSETS	223,078,449

Liabilities:
Securities purchased	571,074
Payable to Investment Adviser	82,986
Payable to administration and accounting	15,850
Payable to custodian	4,451
Accrued expenses payable	146,243

TOTAL LIABILITIES	820,604

Net assets: (equivalent to $20.75 per share based on 10,710,035 shares of capital stock outstanding)	$222,257,845

NET ASSETS consisted of:
Par value	$107,100
Capital paid-in	206,576,085
Accumulated net investment loss	(1,057,793)
Accumulated net realized loss on investments	(221,135)
Net unrealized appreciation on investments	16,853,588

$222,257,845

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2017

Investment Income:
Interest		$10,898,226
Dividends		147,481

Total Investment Income		11,045,707

Expenses:
Investment advisory fees (Note 4)	$986,092
Administration and Accounting fees	191,974
Transfer agent fees	49,067
Trustees’ fees (Note 4)	102,500
Audit fees	25,700
Legal fees and expenses	94,141
Reports to shareholders	70,634
Custodian fees	26,438
Insurance	35,291
NYSE fee	25,000
Miscellaneous	60,517

Total Expenses		1,667,354

Net Investment Income		9,378,353

Realized and unrealized gain (loss) on investments:
Net realized gain from security transactions		1,249,135

Unrealized appreciation (depreciation) of investments:
Beginning of the year		11,919,348
End of the year		16,853,588

Change in unrealized appreciation of investments		4,934,240

Net realized and unrealized gain on investments		6,183,375

Net increase in net assets resulting from operations		$15,561,728

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended March 31, 2017	Year ended March 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$9,378,353	$9,868,586
Net realized gain (loss) from security transactions (Note 2)	1,249,135	(222,111)
Change in unrealized appreciation (depreciation) of investments	4,934,240	(12,937,458)

Net increase (decrease) in net assets resulting from operations	15,561,728	(3,290,983)

Distributions:
Distributions to shareholders from net investment income	(9,638,349)	(10,869,226)

Fund Share Transactions:
Increase from shares issued under the dividend and distribution reinvestment plan	30,298	—

Increase (decrease) in net assets	5,953,677	(14,160,209)
Net Assets:
Beginning of year	216,304,168	230,464,377

End of year	$222,257,845	$216,304,168

Accumulated net investment loss	$(1,057,793)	$(886,144)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Year ended March 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$20.20	$21.52	$21.10	$21.53	$20.39

Net investment income	0.88	0.93	0.98	1.05	1.06
Net realized and unrealized gain (loss) on investments	0.57	(1.23)	0.50	(0.42)	1.16

Total from investment operations	1.45	(0.30)	1.48	0.63	2.22

Capital share transaction:
Impact of capital share transactions	— (1)	—	—	—	—

Less distributions:
Dividends from net investment income	(0.90)	(1.02)	(1.06)	(1.06)	(1.08)

Total distributions	(0.90)	(1.02)	(1.06)	(1.06)	(1.08)

Net asset value, end of year	$20.75	$20.20	$21.52	$21.10	$21.53

Per share market price, end of year	$19.16	$19.14	$20.01	$19.42	$20.06

Total Investment Return(2)
Based on market value	4.75%	0.88%	8.67%	2.44%	7.24%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$222,258	$216,304	$230,464	$225,979	$230,608
Ratio of expenses to average net assets	0.75%	0.77%	0.74%	0.75%	0.74%
Ratio of net investment income to average net assets	4.24%	4.52%	4.58%	5.08%	5.03%
Portfolio turnover rate	44.32%	26.60%	30.73%	16.10%	20.39%
Number of shares outstanding at the end of the year (in 000’s)	10,710	10,709	10,709	10,709	10,709

(1)	There is less than $0.01 per share impact for shares reinvested under the dividend reinvestment plan.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies – The Insight Select Income Fund (the “Fund”) (formerly Cutwater Select Income Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (“Board”) and unaffiliated with the Cutwater Investor Services Corp. (the “Adviser”) – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At March 31, 2017, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of March 31, 2017.

	Total Market Value at 03/31/17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$185,066,897	$—	$185,066,897	$—
ASSET BACKED SECURITIES	7,240,486	—	7,240,486	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	10,135,796	—	10,135,796	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	633,474	—	633,474	—
MUNICIPAL BONDS	2,569,987	—	2,569,987	—
U.S. TREASURY SECURITIES	2,448,362	—	2,448,362	—
PREFERRED STOCK	2,633,900	2,633,900	—	—
TOTAL INVESTMENTS	$210,728,902	$2,633,900	$208,095,002	$—

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the year ended March 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of March 31, 2017, the Fund did not hold any Level 3 securities.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the

NOTES TO FINANCIAL STATEMENTS — continued

transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2014-2016) or expected to be taken on the Fund’s 2017 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2017, the following capital accounts were adjusted for the following amounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$88,347	$9,522,800	$(9,611,147)

Distributions during the fiscal years ended March 31, 2017 and 2016 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2017	$ 9,638,349	$ —	$ —	$ 9,638,349
FY 2016	$10,869,226	$ —	$ —	$10,869,226

NOTES TO FINANCIAL STATEMENTS — continued

At March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$15,574,660	$300,438	$(61,753)	$(100,969)	$15,436,944

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act are in effect for the Fund’s fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2017, the capital loss carryovers available to offset possible future capital gains and the expiration dates from pre-enactment taxable years were as follows:

Amount	Expiration Date
$61,753	2018

Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2017, capital loss carryforwards in the amount of $870,019 were utilized and $9,611,147 were expired off and cannot be used going forward.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2017, the Fund elected to defer short-term capital losses of $100,969.

At March 31, 2017, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$195,291,958	$15,436,944	$18,381,782	$(2,944,838)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS — continued

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2017:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$25,202,717	$31,383,247
Other Investment Securities	$70,392,023	$71,075,951

Note 3 – Capital Stock – At March 31, 2017, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,710,035 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation – Cutwater Investor Services Corp. serves as Investment Adviser to the Fund. The Adviser is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month-end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. BNY Mellon is the contractual Transfer Agent to the Fund and has subcontracted with Computershare to provide transfer agency services to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with Cutwater’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2017 was $102,500. Certain officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of March 31, 2017, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2017, the Fund issued 1,438 shares under this Plan.

Note 6 – Regulatory Updates – On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. Management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 7 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

W. Thacher Brown 200 Park Ave, 7th Floor New York, NY 10166 Born: December 1947	Trustee	Retired; Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	2	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1988.	None.

Ellen D. Harvey 200 Park Ave, 7th Floor New York, NY 10166 Born: February 1954	Trustee	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management beginning September 2008; Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile Safe-Deposit & Trust from February 2003 to October 2007.	2	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2010.	Director, Aetos Capital Funds (3 portfolios).

Thomas E. Spock 200 Park Ave, 7th Floor New York, NY 10166 Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	2	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2013.	None.

Suzanne P. Welsh 200 Park Ave, 7th Floor New York, NY 10166 Born: March 1953	Trustee	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	2	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2008.	None.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Clifford D. Corso* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: October 1961	President	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2005.	N/A.

Gautam Khanna* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: October 1969	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

Robert T. Claiborne* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: August 1955	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

Thomas E. Stabile* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: March 1974	Treasurer	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.

Robin J. Shulman* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: November 1964	Chief Compliance Officer and Secretary	Officer of Cutwater Investor Services Corp. since April 2015; Chief Compliance Officer of Horizon Kinetics LLC (asset management firm) from October 2010 to April 2015; Chief Compliance Officer of Seix Investment Advisors LLC from March 2004 to October 2010.	N/A.	Shall serve until death, resignation, or removal. Officer since 2015.	N/A.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

*	Denotes an officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Corso, Khanna, Claiborne, Stabile and Ms. Shulman are “interested persons” by virtue of being employees of the Fund’s Investment Adviser.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2017 was 1.51%.

For the year ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.51% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2018.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

SHAREHOLDER INFORMATION (Unaudited) — continued

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund may also collect information about your transactions with the Fund, CISC, CISC’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, CISC, CISC’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within CISC, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or CISC to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, CISC and CISC’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, CISC and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ANNUAL CERTIFICATION

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

THOMAS E. STABILE

Treasurer

ROBIN J. SHULMAN

Chief Compliance Officer and Secretary

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M   E   N   T     A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I   A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E    R    A   G   E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

PITTSBURGH, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N   D   E   N    T    R   E   G   I   S   T   E   R   E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Insight Select Income Fund

Annual Report

March 31, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “Covered Person”). A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-866-333-6685. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Welsh as the Audit Committee’s financial expert. Ms. Welsh is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,000 and $22,400 for the fiscal years ended March 31, 2017 and March 31, 2016, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,000 and $3,000 for the fiscal years ended March 31, 2017 and March 31, 2016, respectively. The audit related fees relate to the 17f-2 custody audits required under the Investment Company Act of 1940, as amended.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 and $3,650 for the fiscal years ended March 31, 2017 and March 31, 2016, respectively. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2017 and March 31, 2016, respectively.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2017 and March 31, 2016, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: W. Thacher Brown, Ellen D. Harvey, Thomas E. Spock and Suzanne P. Welsh.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser (Cutwater Investor Services Corp.), The Adviser works closely with and is administered by Insight Investment Management Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The most current copy of that policy is attached herewith.

As a fixed income investment manager, Insight votes proxies for client securities on a relatively infrequent basis. Insight has adopted a proxy voting policy where it has been granted authority to vote such proxies and to ensure that proxies are voted in the best interest of each client. More frequently, Insight votes or consents to corporate actions, including tenders, exchanges, amendments, and restructurings which relate to individual fixed income holdings of client accounts. Determinations on voting of consents to these matters tend to be driven primarily by the Company’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Voting Policy

We routinely vote on behalf of our clients with regard to the companies in which they have a shareholding. Insight retains the services of Manifest Information Services (Manifest) for the provision of proxy voting services and votes at all meetings where it is deemed appropriate and responsible to do so. Manifest analyse any resolution against Insight specific voting policy templates which will determine the direction of the vote. Where contentious issues are identified these are escalated to Insight for further review and direction.

With regard to voting, the conflicts of interest policy is that Insight will always seek to act in the best interests of its clients when casting proxy votes on their behalf. Where BNY Mellon, Insight or the clients themselves have business relationships with investee companies, these will be disregarded by Insight in making its proxy voting decisions.

Generally our IMAs provide us with the authority to vote proxies on equity securities for our client accounts subject to any specific instructions from the client.

On an annual basis Insight publishes a report titled ‘Putting Principles into Practice’, available on our website, which includes a description on how we have exercised voting powers. Insight’s Voting Policy is also available on our website.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)		Portfolio Management Team:
Gautam Khanna, CPA, CFA
Senior Portfolio Manager, Cutwater Investor Services Corp.
May 2003 - Present
Lead Portfolio Manager responsible for day-to-day management of portfolio

Jason Celente, CFA
Senior Portfolio Manager, Cutwater Investor Services Corp.
May 1999 - Present
Portfolio Manager responsible for management of portfolio

Gerard Berrigan
Head of US Fixed Income, Cutwater Investor Services Corp.
May 2003 - Present
Portfolio Manager responsible for management of portfolio

(a)(2)	(i)	Gautam Khanna, CPA, CFA
	(ii)	(A) Registered investment companies – 2 as of March 31, 2017. Approximately $94.5 million in total assets as of March 31, 2017.
(B) Other pooled investment vehicles – 0 as of March 31, 2017.
(C) Other Accounts – 4 as of March 31, 2017. Approximately $339.7 million in total assets as of March 31, 2017.
	(iii)	None.
	(iv)	No material conflicts of interests are expected to arise with the management of the Cutwater Select Income Fund and the other accounts.

(a)(2)	(i)	Jason Celente, CFA
	(ii)	(A) Registered investment companies – 3 as of March 31, 2017. Approximately $261.2 million in total assets as of March 31, 2017.
(B) Other pooled investment vehicles – 0 as of March 31, 2017.
(C) Other Accounts – 56 as of March 31, 2017. Approximately $2,690.7 million in total assets as of March 31, 2017.
	(iii)	None.
	(iv)	No material conflicts of interests are expected to arise with the management of the Cutwater Select Income Fund and the other accounts.

	(i)	Gerard Berrigan
	(ii)	(A) Registered investment companies – 3 as of March 31, 2017. Approximately $261.2 million in total assets as of March 31, 2017.

(B) Other pooled investment vehicles – 0 as of March 31, 2017.
(C) Other Accounts 14 as of March 31, 2017. Approximately $4,078.5 million in total assets as of March 31, 2017.
	(iii)	None.
	(iv)	No material conflicts of interests are expected to arise with the management of the Cutwater Select Income Fund and the other accounts.

(a)(3)

All employees of the Adviser, including the Portfolio Manager, are eligible to receive a variable component of pay in addition to their fixed compensation. The variable component is a combination of cash and Long Term Incentive Plan (LTIP) shares and is determined based on each individual’s performance rating in addition to the overall performance of the Adviser. The LTIP shares typically vest on a three-year schedule, with the aim of aligning each individual’s rewards with the success of the business.

Performance management and compensation are formally linked. Everyone participates in mid-year reviews which incorporate 360 degree feedback and an assessment of performance against objectives, as well as a formal end of year review. At that review, a performance rating is also agreed which is then a key factor in determining compensation. For investment professional, investment performance is an important, but not the only, factor.

(a)(4)		Share ownership as of March 31, 2017:
Gautam Khanna: $10,000 to $50,000
Jason Celente: $0
Gerard Berrigan: $0

(b)		N/A. Filing is an annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Insight Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	May 24, 2017

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(principal financial officer)

Date	May 24, 2017

* Print the name and title of each signing officer under his or her signature.